                                                                       Exhibit 2

                 OFFICE OF THE UNITED STATES TRUSTEE -- REGION 3

                         MONTHLY REPORTING REQUIREMENTS

All Chapter 11 debtors must serve the U.S. Trustee with the documents and reports identified below no later than the 15th day of the month following the end of the month covered by the report.

Debtor Name:      Capital Gaming International, Inc.

Case Number:      96-19829 (JHW)

For the month of: February 1997

--------------------------------------------------------------------------------
                                          Document    Previously    Explanation
             Required Documents           Attached     Submitted     Attached
--------------------------------------------------------------------------------

1. Income Statement.                         (x)          ( )           ( )
2. Balance Sheet.                            (x)          ( )           ( )
3. Statement of Cash Receipts and            (x)          ( )           ( )
Disbursements.
4. Statement of Aged Receivables.            (x)          ( )           ( )
5. Statement of Aged Payables.               (x)          ( )           ( )
6. Statement of Operations, Taxes,           (x)          ( )           ( )
Insurance and Personnel.
7. Tax Receipts.                             (x)          ( )           ( )
8. Other documents/ reports as required      ( )          ( )           ( )
by the U.S. Trustee:
======================
======================
The undersigned individual certifies under penalty of perjury (28 U.S.C. Section
1746) that to the best of the individual's knowledge, the documents appended are true and correct.

By:/s/                                            Dated:3/17, 1997

         Acting Chief Financial Officer
         Title of Debtor Representative

                                                                       Exhibit 3

                 OFFICE OF THE UNITED STATES TRUSTEE -- REGION 3

                         INCOME STATEMENT Accrual Basis

                     For the Month Ending: February 28, 1997

Debtor Name:      Capital Gaming International, Inc.

Case Number:      96-19829 (JHW)

                                                      Current         Prior
                                                       Month          Month

Gross Sales                                            100,000        100,000

Less: Returns and Allowances

Net Sales                                              100,000        100,000

Cost of Sales: (1)                                     _______        _______
Beginning Inventory                                    _______        _______
Add: Purchases                                         _______        _______
Less: Ending Inventory                                 _______        _______
Cost of Goods Sold                                     _______        _______
Other Operating Expenses:                              _______        _______
Officers Salaries                                       77,406         75,125

Direct Labor/Salaries                                   11,712         11,712

Benefits/Payroll Taxes                                  20,470         19,890

Supplies                                               _______        _______
Insurance                                              _______        _______
Rent                                                     3,717          3,717

Depreciation & Amortization                              5,000          5,000

General & Administrative                                23,295         48,579

Net Operating Profit (Loss)                            (41,600)       (64,023)

Add: Other Income (2)                                 $ 30,147*      $ 40,204*

Less: Other Expenses                                   _______        _______
Interest Expense                                       _______        _______
Other (3)                                                    0              0
Total Other Expenses                                         0              0
Gain (Loss) Sale of Assets                             _______        _______
Profit (Loss) Before Taxes                             (11,453)       (23,819)

Income Taxes                                           _______        _______
Net Profit (Loss)                                      (11,453)       (23,819)


--------------------------------------------------------------------------------


1. If perpetual inventory records are not maintained, use of the prior period gross profit percentage is acceptable but must be disclosed.

2.   Identify the source if the amount is $500.00 or more.

3.   Provide details on "other" expenses over $500.00.

*    Other Income

     Interest income on Note receivable from CGMI

                                                                       Exhibit 4

                 OFFICE OF THE UNITED STATES TRUSTEE -- REGION 3

                           BALANCE SHEET As of 1/31/97

Debtor Name:      Capital Gaming International, Inc.

Case Number:      96-19829 (JHW)


ASSETS                                            Current Month    Prior Month

Current Assets
  Cash (includes $300 cash on hand)                $   130,622    $   127,232
  Inventory                                               --             --
  Accounts Receivable                                2,300,000      2,200,000
  Notes Receivable                                   3,950,567      4,200,420
  Other (attach list) Deposits and                     443,228        457,758
  Prepaids

Total Current Assets                                 6,824,417      6,985,410

Fixed Assets
  Property and Equipment                               135,698        135,698
  Accumulated Depreciation                              63,262         58,262

Total Fixed Assets                                      72,436         77,436

  Other Assets (attach list)                        10,230,936     10,075,936

TOTAL ASSETS                                        17,127,789     17,138,782

LIABILITIES

Post-petition Liabilities:
  Accounts Payable                                       7,999          7,539
  Notes Payable                                              0              0
  Rents & Leases Payable                                     0              0
  Taxes Payable                                              0              0
  Accrued Interest                                           0              0
  Other _______________                                   --             --

Total Post-petition Liabilities:                         7,999          7,539

Pre-petition Liabilities:

  Unsecured Debt                                    28,765,925     28,765,925
  Notes Payable - Secured                          103,635,927    103,635,927
  Other Debt (priority claims)
    Taxes                                                    0              0
    Wages                                                8,000          8,000
    Deposit                                               --              --
  Other _______________                                   --              --

Total Pre-petition Liabilities                     132,409,852    132,409,852

TOTAL LIABILITIES                                  132,410,598    132,410,598

OWNER EQUITY (DEFICIT)

  Preferred Stock
  Common Stock                                      37,617,099     37,617,099
  Capital Surplus                                    7,877,002      7,877,002
  Retained Earnings                               (160,784,163)  (160,772,710)
                                                      --------       --------

PARTNERS' INVESTMENT (DEFICIT)                     ___________      ___________


TOTAL OWNER EQUITY (NET WORTH)                    (115,290,062)   (115,278,609)


TOTAL LIABILITIES AND OWNER EQUITY                  17,127,789      17,138,782




NOTES:

1. Explain significant events, including contingent liabilities and pending lawsuits, which may have a material effect on the financial condition of the debtor.

2. Value assets at lower of cost or market and identify which method is being used.

3. Explain the method of inventory valuation if other than the lower of cost or market.

4. Identify any changes in stock holdings of "insiders" during the reporting period.

Capital Gaming International, Inc.
Schedule of Other Assets
31-Dec-96

Cash escrow held by bond trustee                      $   937,047

Cash escrow held by CCCD/RCJV bankruptcy trustee             --   (1)

Advances to CDGC subsidiary                             2,499,975

Intangible assets                                       6,793,914


Total                                                  10,230,936


(1) $500,000 escrow balance subject to offset by CCCD/RCJV bankruptcy trustee and also subject to claims of Capital Gaming International, Inc. secured creditors.

                                                                       Exhibit 5

                 OFFICE OF THE UNITED STATES TRUSTEE -- REGION 3

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                     For the Month Ending: February 28, 1997


Debtor Name:      Capital Gaming International, Inc.

Case Number:      96-19829 (JHW)

Account Name:     Capital Gaming International, Inc.

Depository:


                                  CASH RECEIPTS
                     (attach additional sheets as necessary)


  Date                    Description (Source)                         Amount
  ----                    --------------------                         ------

               Beginning Cash Balance                                 $126,932

2/21/97        Void checks                                                 425

2/10/97        CGMI - Loan Repayment                                   100,000

2/26/97        CGMI - Loan Repayment                                   180,000




                                 Total Cash Receipts                  $280,425



                               CASH DISBURSEMENTS
                     (attach additional sheets as necessary)

  Date                    Description (Source)                         Amount
  ----                    --------------------                         ------

                   See Attached

         None

Total Cash Disbursements                                              $277,035

Adjustments (explain)                                                 $

Ending Cash Balance (must be reconcilable to the bank
statement for account cited above)                                    $130,322

ACTIVE CASH ACCOUNTS:  Midlantic checking Register through 02/28/97:

Date      No./Ref.   Payee                                 Description                                Amount
--------- ---------- ------------------------------------- ------------------------------------------ ----------

   2/1/9  payroll    Sylvia Desantis-DeCamp                direct deposit Feb Payroll                  2,223.00
  2/1/97  payroll    Edward Tracy                          direct deposit Feb Payroll                 23,829.58
  2/1/97  payroll    WILLIAM PAPAZIAN                      direct deposit Feb Payroll                  9,983.97
  2/1/97  payroll    Bank wire                             tax deposit                                39,491.47
  2/1/97  payroll    Suzanne Glass                         ck 334 payroll                              1,787.87
  2/1/97  payroll    Cory Morowitz                         ck 335 payroll                              6,298.20
  2/1/97  payroll    Janine Sheldrake                      ck 336 payroll                              1,706.60
  2/1/97  payroll    Col. Pagano                           ck 337 payroll                              4,060.58
  2/3/97  5690       U.S. Trustee                          Quarterly Fee: Fourth Quarter 1996            250.00
 2/10/97  5691       PCS-Computers                         telephone                                     516.75
 2/10/97  5692       A Business Conference-Call, Inc.      telephone                                     125.65
 2/10/97  5693       Air Touch Cellular                    telephone                                     225.40
  210/97  5694       American Stock Transfer & Trust       Monthly Transfer Fee: February 1997           500.00
 2/10/97  5695       Carey Limousine                       Customer No. 711051/Res No.: 07429024/         76.40
 2/10/97  5696       Daphne Leaumont                       Consulting Services: January 27,              350.00
                                                           1997-January 31, 19097
 2/10/97  5697       Greater Media Cable                   Service: February 4, 1997-March 3, 1997       102.98
 2/10/97  5698       Keystone Natural Water                Ticket No. 245987                              11.50
 2/10/97  5699       Merrill Lynch                         401K payment                                8,073.32
 2/10/97  5700       Mossman Business Machines             service/rent                                  596.46
 2/10/97  5701       Nationwide Cellular Service           917-847-3731/Irving G. Davis Jr.               98.60
 2/10/97  5702       Pitney Bowes Inc.                     Account No.: 1547-9379-86-7/Meter             137.46
                                                           Rental: 3/16/97-6/15/97
 2/10/97  5703       Print Art                             Job No.: 51803                              1,384.36
 2/10/97  5704       Sprint                                Customer No.: 176310466/Edward M. Tracy        49.24
 2/10/97  5706       Bell Atlantic, NJ                     809 383-3333-333-21                         1,926.30
 2/10/97  5707       Bell Atlantic-New Jersey              telephone                                     158.13
 2/11/97  wire       Capital Development Gaming Corp.      Transfer/loan                              80,000.00
 2/11/97  5708       Depository Trust Company              Expense                                        70.00
 2/12/97  5709       Petty Cash                            Office Usage                                  500.00
 2/12/97  5710       Sir Speedy                            Copies for Distribution                       563.13
 2/18/97  5711       Daphne Leaumont                       Consulting Services: February                 350.00
                                                           10-February 14, 1997
 2/21/97  5713       PCS-Computers                         Service                                       527.88
 3/26/97  wire       Capital Development Gaming Corp.      Transfer/Loan                              75,000.00
 2/26/97  5714       A Business Conference-Call, Inc.      Telephone                                     723.80
 2/26/97  5715       Air Touch Cellular                    Account No.: 1042-2888849/Cellular No.:        58.37
                                                           (970) 379-6612
 2/26/97  5716       Bell Atlantic - PA                    215 925-7718-741 37Y  (Edward M. Tracy)        96.03
 2/26/97  5717       Bell Atlantic NYNEX Mobile            Account No.: 061927843/Billing No.: 917       133.11
                                                           886-3939
 2/26/97  5718       Bernstein, Simpson, Gilbert &         Health Insurance: Cory Morowitz               740.81
                     Morowitz
 3/26/97  5719       Cellular one - Mercer County          Telephone                                     127.57
 2/26/97  5720       CompuServe Incorporated               Account No.: 7534725/Invoice No:               61.70
                                                           9701223254
 2/26/97  5721       Disclosure Info Centers               Monitor Fee: January 1997                      60.00
 2/26/97  5722       Ikon Capital                          Account No. 00000082492-97622/Invoice         227.43
                                                           No.: 36867486
 2/26/97  5723       Lackland Self Storage                 Unit F-458                                    109.00
 2/26/97  5724       Lewan & Associates                    Customer No: 451841/Invoice No:               201.42
                                                           45184106197
 2/26/97  5725       NYNEX                                 212 838-4493 078 720/Jack IG Davis            172.69
 2/26/97  5726       Paine Webber                          Cusip No: 140180100                           165.10
 2/26/97  5727       Philadelphia Depository Trust Co.     Customer No: 140180/Proxy Listing              92.00
 2/26/97  5728       Transamerica Assurance Company        Premium Calculation: March 1997/Policy      1,323.96
                                                           No.: STL5190
 2/26/97  5729       United Parcel Services                Invoice No. 8200040519-077/Shipper No.         19.00
                                                           8200040519
 2/26/97  5730       United States Realty & Investment     Office Rent: March 1997                     3,717.00
                     Co.
 3/26/97  5731       US West Direct                        Account No.: 005743541001/Invoice No.:         11.72
                                                           000004001230
 2/26/97  5732       West Publishing Corporation           Account No: 521-206-082/Invoice Summary:    3,894.35
                                                           1/1/97-1/31/97
 2/26/97  5733       AT&T Wireless Services                Account No: 20157426/Telephone No.:         1,699.22
                                                           970-948-2764
 2/28/97             Bank  charge                          Service Charge                                138.85
 2/28/97  Bank       Federal Express                       record fedex payments charged to acct       1,041.75
          charge
                                                                                                      ----------

                                                           Total                                      277,034.55


                                                                       Exhibit 6

                 OFFICE OF THE UNITED STATES TRUSTEE -- REGION 3

                          STATEMENT OF AGED RECEIVABLES

                     For the month Ending: January 31, 1997



Debtor Name:      Capital Gaming International, Inc.

Case Number:      96-19829 (JHW)




================================================================================
Total Due:        Current          Past Due          Past Due         Past Due
                  (0-30 Days)      (31-60 Days)      (61-90 Days)     (91+ Days)
--------------------------------------------------------------------------------
Pre-petition
CGMI
2,074,194                 0                0            74,194        2,000,000

Post-petition
CGMI
225,806             100,000          100,000            25,806

Totals
2,300,000           100,000          100,000        100,000           1,900,000
================================================================================

Notes:

1. Please explain what actions have been taken to collect receivables more than 60 days past due.

Receivables are due from subsidiary and will be paid when cash flow is available.

2. Provide details on all receivables due from any affiliate of debtor in an attachment.

Receivables arise from management services agreement.

ACCOUNTS RECEIVABLE RECONCILIATION:

1.   Opening Balance (total from prior report)                         2,200,000
2.   New Accounts this Month                                             100,000
3.   Balance (add lines 1 and 2)                                       2,300,000
4.   Amount Collected on Prior Accounts                                        0
5.   Closing Balance (subtract line 4 from line 3)                     2,300,000

                                                                       Exhibit 7

                 OFFICE OF THE UNITED STATES TRUSTEE -- REGION 3

                           STATEMENT OF AGED PAYABLES

                     For the month Ending: December 31, 1996



Debtor Name:      Capital Gaming International, Inc.

Case Number:      96-19829 (JHW)



================================================================================
Account Name:   Description:  Current      Past Due      Past Due     Past Due
                              (0-30 Days)  (31-60 Days)  (61-90 Days) (91+ Days)
--------------------------------------------------------------------------------
All current                       7,999
payables






TOTALS:                           7,999
================================================================================

You may combine all payables less than 30 days past due and show on one line.

Note:Please include only post-petition debts and explain why accounts over 30 days past due have not been paid.

--------------------------------------------------------------------------------


ACCOUNTS RECEIVABLE RECONCILIATION:

1.   Opening Balance (total from prior report)                             7,539
2.   Total New Indebtedness Incurred This Month                            7,999
3.   Balance (add lines 1 and 2)                                          15,538
4.   Amount Paid on Prior Accounts Payable                                 7,539
5.   Closing Balance (subtract line 4 from line 3)                         7,999

                                                                       Exhibit 8

                 OFFICE OF THE UNITED STATES TRUSTEE -- REGION 3

             STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL

                     For the month Ending: February 28, 1997



Debtor Name:      Capital Gaming International, Inc.

Case Number:      96-19829 (JHW)


1. What efforts have been made toward the preparation of a plan of reorganization?

A Plan of Reorganization was filed by the Debtor simultaneously with filing the Voluntary Petition (December 23, 1996)

2. Has the debtor, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

         ___  Yes
         _X_  No

Identify amount, who was paid and date paid:------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


3. Provide a narrative report of significant events affecting debtor's business (attach separate sheet if necessary).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

4. List any payment(s) on debt that has been personally guaranteed by any principal, partner or officer of the business.

       N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

5. If assets have been sold in other than the ordinary course of business, please provide details as to the assets sold, date of sale, total sales price, deductions (i.e. commissions), and net amount received.

       N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

6.   STATUS OF TAXES N/A - no post-petition taxes withheld or owed.

================================================================================
                       Amount                                      Post-Petition
                     Withheld or                                       Taxes
                       Accrued     Amount Paid     Date Paid          Past Due
--------------------------------------------------------------------------------
FEDERAL TAXES
--------------------------------------------------------------------------------
FICA                  11,514.58    11,514.58        February '97        None
--------------------------------------------------------------------------------
Withholding           23,659.26    23,659.26        February '97         "
--------------------------------------------------------------------------------
Unemployment              86.36        86.36        February '97         "
--------------------------------------------------------------------------------
Income
--------------------------------------------------------------------------------
Other
--------------------------------------------------------------------------------

STATE TAXES
--------------------------------------------------------------------------------
Dept. of Labor &       3,801.99     3,801.99        February '97        None
Industries
--------------------------------------------------------------------------------
Income
--------------------------------------------------------------------------------
Employment Sec.         1,482.13        1,482.13        February '97        None
--------------------------------------------------------------------------------
Dept. of Revenue
--------------------------------------------------------------------------------
     B&O
--------------------------------------------------------------------------------
     Sales
--------------------------------------------------------------------------------
     Excise
--------------------------------------------------------------------------------

OTHER TAXES
--------------------------------------------------------------------------------
City Business
--------------------------------------------------------------------------------
License
--------------------------------------------------------------------------------
Personal Property
--------------------------------------------------------------------------------
Real Property
--------------------------------------------------------------------------------
Other (List)
--------------------------------------------------------------------------------

Explain reason for any past due post-petition taxes:

       N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

7.  SCHEDULE OF SALARY AND OTHER PAYMENTS TO PRINCIPALS/ EXECUTIVES/INSIDERS*

                                                      Nature of
Payee Name               Position                     Payment          Amount
--------------------------------------------------------------------------------
Edward M. Tracy         President and CEO            Direct Deposit      $41,250
--------------------------------------------------------------------------------
Clinton L. Pagano       Exec. VP or Compliance       Check               $ 8,333
--------------------------------------------------------------------------------
William S. Papazian     Sr. VP and Gen. Counsel      Direct Deposit      $16,667
--------------------------------------------------------------------------------
Cory Morowitz           Acting CFO                   Check               $11,156
--------------------------------------------------------------------------------
                                                                         $77,406



List accrued salaries whether or not paid and any draws of any kind or perks such as car etc. made to or for the benefit of any proprietor, owner, partner, shareholder, officer, director or insider.

8.  SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

                   Appointment Amount Paid  Date of Court Aggregate  Estimated
                   Date        This Month   Approval      Received   Balance Due
--------------------------------------------------------------------------------
Debtor's Counsel               $ None                     $          $ None
--------------------------------------------------------------------------------
Creditors'                     $ None                     $          $ None
Committee Counsel
--------------------------------------------------------------------------------
Trustee Counsel                $ None                     $          $ None
--------------------------------------------------------------------------------
Accountant                     $ None                     $          $ None
--------------------------------------------------------------------------------
Other                          $ None                     $          $ None
--------------------------------------------------------------------------------

Identity fees accrued but not paid:


                      Invoices have not yet been presented
--------------------------------------------------------------------------------

9. Explain any changes in insurance coverage which occurred during the reporting period.

There were no changes in insurance coverage.

10.  PERSONNEL


================================================================================
                                                        Full Time      Part Time
--------------------------------------------------------------------------------
Total number of employees at beginning of period            8              0
--------------------------------------------------------------------------------
Number hired during the period                              0              0
--------------------------------------------------------------------------------
Number terminated or resigned during period                 0              0
--------------------------------------------------------------------------------
Total number of employees on payroll at period end          8              0
================================================================================

Total payroll for the period  $89,118